UBS 22 nd Annual Global Healthcare Services Conference February 2012 Exhibit 99.1

safe harbor language and
reconciliation of non-GAAP measures
Information provided and statements contained in this presentation that are not purely historical, such as statements regarding industry trends and drivers for growth, the Company’s strategic priorities, 2012 financial and operating performance and prior acquisition benefits, are forward-looking statements within the meaning of Section 27A of the
Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform
Act of 1995. Such forward-looking statements only speak as of the date of this presentation and MModal Inc. assumes no obligation to update the information included in this presentation.
Statements made in this presentation that are forward-looking in nature may involve risks and uncertainties. Accordingly, readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict, including, without limitation, specific factors discussed herein and in other disclosures and public filings made by MModal Inc., including filings with the SEC.
Although M*Modal believes that the expectations reflected in such forward-looking statements are reasonable as of the date made, expectations may prove to have been materially different from the results expressed or implied by such forward-looking statements.
In addition to the US GAAP results, M*Modal has provided certain non-GAAP financial measures in this presentation such as Adjusted EBITDA and Adjusted Net Income. The tables in the appendix to this presentation include a reconciliation of the historical non-GAAP financial measures to the most directly comparable GAAP financial measures.
The Company does not present in the presentation the comparable GAAP financial measure and the related reconciliation for the forward looking non-GAAP financial measures included in this presentation because management cannot predict with sufficient reliability certain contingencies required to estimate the comparable GAAP financial measures.

investment highlights

• 1 of 2 key players offering FESR and NLU technology
• Healthcare focused
• Large diversified base of provider clients & MTSOs
• Proven HCIT additions to leadership team
• Brand investments
• Leverage of scalable global services capability
• Rise of Speech + NLU in clinical documentation
• Growth in mobility solution for healthcare
• Healthcare reform driving new growth opportunities
• Value of Big Data in healthcare on horizon
• Modern architecture
• Highly differentiated NLU approach
• Validation from new strategic partnerships
Collaborative Intelligence for Health
– © 2012 MModal IP LLC, All rights reserved. – Confidential Information
Market Leader
Focused Direction
Favorable Trends
Technology
Innovator

M*Modal delivers innovative solutions that
capture the complete patient story by
facilitating clinical workflows, enabling
collaboration and providing insight for
improved delivery of care.
M*Modal is a leading provider of:
•
Medical dictation & transcription
•
Narrative to meaningful clinical
•
Speech and Language Understanding
collaborative intelligence
documentation transformation
technology
Collaborative Intelligence for Health
– © 2012 MModal IP LLC, All rights reserved. – Confidential Information new additions 5 Brand Strategic Partnerships Leadership Team Collaborative Intelligence for Health – © 2012 MModal IP LLC, All rights reserved. – Confidential Information about M*Modal
6  Collaborative Intelligence for Health
– © 2012 MModal IP LLC, All rights reserved. – Confidential Information our solutions
•
Cloud Based Speech
Recognition
•
Language
Understanding
•
Clinical
Documentation
•
Coding Technology
•
EHR Integration
our company
•
Traded on NASDAQ
(MODL)
•
14,000+ employees
worldwide
•
140+ patents and
licenses in speech
recognition and
understanding
our clients
•
165,000 physicians
•
2,400 hospitals,
clinics, and practices
•
850 physicians
practices
•
Partners:
•
MTSOs
•
Radiology systems
•
EHR Vendors
•
HCIT Firms

differentiation: technology + market footprint

Clinical
Documentation
1 of 3
scale players
Speech & Language
Understanding
1 of 2
healthcare players
Computer
Assisted
Coding
3 of 6 major players
use our NLU
Collaborative Intelligence for Health
– © 2012 MModal IP LLC, All rights reserved. – Confidential Information drivers for growth: healthcare reform

Meaningful
Use
ICD-10
Accountable
Care
Physician HCIT adoption
Completeness of POC clinical documentation
Back office transition cost & complexity
Lack of clinical data integration & availability
Need for data driven medical evidence
Shift from Encounter Value Based Healthcare
Collaborative Intelligence for Health
– © 2012 MModal IP LLC, All rights reserved. – Confidential Information longer term trends

2011
2012 2013
2014
2015
2016+
Rise of 2
nd
gen Speech & NLU
for clinical documentation
“Mobile” becomes healthcare
interface standard
Evidence based
feedback at POC with
patient context
Meaningful Use investments
Blending of Big Data +
structured data for clinical &
billing workflow
Big Data for population
health management
ICD-10 preparation
Collaborative Intelligence for Health
– © 2012 MModal IP LLC, All rights reserved. – Confidential Information

THE WALL STREET JOURNAL.
WSJ.com

JANUARY 19, 2012

Health Care Is Next Frontier for Big Data

By BEN ROONEY

Big Data—the ability to collect, process and interpret massive amounts of information—is one of today's most important technological drivers. While companies see it as a way of detecting weak market signals, one of the biggest potential areas of application for society is health care.

Historically, health care has been delivered by one doctor looking at one patient with only the information the doctor has at that time. But how much better if the doctor had access to information about thousands, or even tens of thousands, of people?

Acquiring medical data has, historically, been problematic. It is wrapped in layers of regulations and stringent safeguards and is expensive to collect.

It is also not representative of the general population, for the problem with health care is that only ill people use it. If you want to know what is going on in the general population ill people aren't terribly useful; they are, after all, ill.

mModal

era of Big Data 10 Collaborative Intelligence for Health – © 2012 MModal IP LLC, All rights reserved. – Confidential Information

Today’s challenge is primarily a
data challenge…..
Need for structured discrete data ….
Big Data key to enabling healthcare reform

80%+ of
clinical data
“trapped” in
unstructured
text
Collaborative Intelligence for Health
– © 2012 MModal IP LLC, All rights reserved. – Confidential Information
•
•
•
•
•
•
•
Often derived from Claims data
Timeliness issues
May not reflect actual clinical care
process
Most clinical data in free text
reports
Run algorithms / data mine
Reporting
Cost vs. quality

Speech Recognition
Language Understanding
Discrete Data
Documentation Feedback
Medical Evidence
Insight
conversational documentation
EHR Integration
Coding / Billing Research
Disease Registry
ACO
Quality Reporting
Collaborative Intelligence for Health
– © 2012 MModal IP LLC, All rights reserved. – Confidential Information

MModal™

COLLABORATIVE INTELLIGENCE

✔

✔

✔

✔

✔

MModal™

M*Modal differentiation

Speech Recognition
“What you say”
True Language Understanding
“What you mean”
Clinically Relevant
Cloud Based Adaptive AI
Anywhere from any device
Collaborative Intelligence for Health
– © 2012 MModal IP LLC, All rights reserved. – Confidential Information differentiation: clinical specialty focus

Specialty # Physicians % of All
Physicians
Internal Medicine 98,327 15%
Family Practice 82,347 12%
Pediatrics 51,113 8%
Psychiatry 39,015 6%
OBGYN 35,137 5%
Anesthesiology 34,630 5%
Surgery General 30,675 5%
Radiology 27,169 4%
Emergency Medicine 26,236 4%
Cardiology 21,013 3%
Orthopaedic Surgery 20,075 3%
Pathology 16,648 3%
Oncology 15,589 2%
Ophthalmology 15,335 2%
Neurology 12,368 2%
Gastroenterology 9,755 1%
Dermatology 9,309 1%
Urology 8,664 1%
Pulmonology 8,616 1%
Otorhinolaryngology 8,371 1%
Other 91,009 14%
All Physicians 661,400 100%
•
M*Modal technology is
“tuned” to clinical
specialties
•
Integrated solutions &
partnerships with HCIT
vendors
•
Large client footprint
enables technology update
potential
Collaborative Intelligence for Health
– © 2012 MModal IP LLC, All rights reserved. – Confidential Information

Allscripts™

MERGE® Healthcare

accelarad

GE

GREENWAY®

vRad®

QuadraMed®
Quality Care. Financial Health.

iMedX

RADNET

precyse™

drchrono

Transcend™

mModal™

M*Modal is the partner of choice 15 Collaborative Intelligence for Health – © 2012 MModal IP LLC, All rights reserved. – Confidential Information

Allscripts™

mModal™
COLLABORATIVE INTELLIGENCE

mModal

strategic innovation & distribution
ambulatory

+
Footprint
180,000 physician users
1,500 hospitals
10,000 post acute care
organizations
EHR portfolio covers all
ambulatory segments
Embed FESR & NLU into
EHR portfolio
Enables Allscripts’ clients
use of natural speech in
conjunction with their EHR
Improves clinical quality,
enhances revenue cycle
(coding); increased
Physicians satisfaction
with EHR
Collaborative Intelligence for Health
– © 2012 MModal IP LLC, All rights reserved. – Confidential Information

BUNCH, Acey H
Chief Complaint/HPI
Close
Cough
Previous Complaints
Cough (Dec 07, 2011)
Favorites
Abdominal Muscle Strain
Abdominal Pain, Female
Abdominal Pain, Male
Abdominal Swelling
Achalasia
Acne
Acting Fussy
Alcohol Abuse, Adult

Klein, Ronald
Create Note
Audio
Interval History
Review of Systems
Vital Signs
Physical Exam
Results
Assessment & Plan
return
.?123
.?123

mModal

mobility solutions M*Modal advanced speech understanding technology

MERGE Healthcare + MModal COLLABORATIVE INTELLIGENCE

MModal

strategic innovation & distribution
radiology & imaging

Footprint
1,500 Hospitals
6,000 Clinics and Labs
(1/3 of all US imaging centers)
7 of 10 top Pharma
Solutions
Radiology
Cardiology
Specialty EMR
Orthopedics
Embed FESR & NLP into
entire portfolio
Enables Merge clients to
have a single integrated
solution for clinical
documentation in high
value modalities
Improves both clinical
quality and productivity of
the “ologist”
Ophthalmology
Lab
Perioperative
Clinical Trials
Collaborative Intelligence for Health
– © 2012 MModal IP LLC, All rights reserved. – Confidential Information

JOHNS HOPKINS MEDICINE

University Hospitals

Penn Medicine

Mercy
A member of CHW

Mercy Medical Group
A service of CHW Medical Foundation

Woodland Healthcare
A member of CHW

90th sansum CLINIC

CIGNA

SELF REGIONAL HEALTHCARE
We bring advanced care closer.™

COASTAL RADIOLOGY ASSOCIATES, PLLC

University of Colorado Hospital

USF HEALTH

UPMC Shadyside

Catholic Healthcare West

MAYO CLINIC

THE UNIVERSITY OF TEXAS MD Anderson ~~Cancer~~ Center

UNIVERSITY OF MINNESOTA MEDICAL CENTER

SUMMIT MEDICAL GROUP

Scripps

St. Jude Heritage Medical Group

SHARP. San Diego's Health Care Leader

HCA
Hospital Corporation of America

CHS Community Health Systems

Shands Jacksonville

The NeuroMedical Center

Stormont-Vail HealthCare

Carolinas Medical Center NorthEast
Uncompromising Excellence. Commitment to Care.

MidState Medical Center
A Hartford HealthCare Partner

GEISINGER

Children's HOSPITAL & MEDICAL CENTER
We know children.

UT THE UNIVERSITY OF TENNESSEE MEDICAL CENTER

UNIVERSITY of CALIFORNIA, IRVINE · HEALTHCARE

M*Modal

* Representative Sample strategic relationships

Financial Overview

strong quarterly results: operating metrics
(1) As defined in Appendix.
854
875
863
1,020
Q3 10 Q1 11 Q2 11 Q3 11
Total Billed Equivalent
Line Counts
(1)
(in millions)
42%
41%
42%
45%
Q3 10 Q1 11 Q2 11 Q3 11
Offshore Transcription
Volumes
67%
72%
74%
76%
Q3 10 Q1 11 Q2 11 Q3 11
Transcription Volumes
Edited Post Speech
Recognition

strong quarterly results: financial metrics
22%
24%
25%
28%
38%
41%
40%
43%
(1)
(1)
(1) As defined in Appendix.
(1)
22%
24%
25%
28%
38%
41%
40%
43%
$24.5
$26.7
$27.6
$29.8
Q3 10 Q1 11 Q2 11 Q3 11
Adjusted EBITDA
$0.26
$0.30
$0.31
$0.34
Q3 10 Q1 11 Q2 11 Q3 11
Adjusted Net Income Per Fully
Diluted Share
$19.2
$13.2
$16.3
$16.8
Q3 10 Q1 11 Q2 11 Q3 11
Free Cash Flow (in millions)
Net Revenue (in millions) & Gross
Margin Percentage
$113.2
$111.2
$108.4
$108.0
Q3 10 Q1 11 Q2 11 Q3 11

2011 performance goals
(1)
Financial Metrics Range of Estimates
Net Revenues $441 million to $444 million
Total Billed Equivalent Line
Counts
3.9 to 4.0 billion
Adjusted EBITDA $115.5 million to $118.0 million
Adjusted Net Income per fully
diluted share
$1.29 to $1.31
(1) Issued on November 9, 2011.
(2) As defined in Appendix.
(2)
(2)
(2)

(1) Based on Q3 2011 Adjusted EBITDA annualized.
As of September 30, 2011 Scheduled Amortization and Maturity
(Dollars in millions)
Cash $37
Debt $296
Net Debt
$259
Total Net Leverage 2.2 x
(1)
strong balance sheet
• Principal amortization obligation begins in Q2 2012
• Five acquisitions funded with cash through Q3 2011
• Full availability on $25 million revolver as of November 10, 2011
• Strong balance sheet to execute on growth strategies
$0

$22
$21
145
$87
2011 2012 2013 2014 2015 2016
$
$

Net Revenues

Adjusted EBITDA

Free Cash Flow

M*Modal

preliminary growth outlook for 2012 (1)

• Low- to mid-teens percentage growth
(2)
• Growth in core business from new sales, integration of
acquisitions and MTSO roll up strategy
• Full year benefit from acquisitions and commercialization
of technology
• 2H 2012 to reflect ramp up of new sales force
investments
• Mid- to high-single-digit percentage growth
(2)
• Timing of sales force investments and commercialization
weighted in 1H 2012
• Benefits from these investments begin to be realized in
2H 2012
• Continue to generate significant positive FCF
• Sufficient to fund our growth strategies
• Timing of investments to create quarter-to-quarter
variability
(1) Issued on November 9, 2011.
(2) From mid-point of 2011 performance goals.
Collaborative Intelligence for Health
– © 2012 MModal IP LLC, All rights reserved. – Confidential Information

Market Leader

Focused Direction

Favorable Trends

Technology Innovator

investment highlights

• 1 of 2 key players offering FESR and NLU technology
• Healthcare focused
• Large diversified base of provider clients & MTSOs
• Proven HCIT additions to leadership team
• Brand investments
• Leverage of scalable global services capability
• Rise of Speech + NLU in clinical documentation
• Growth in mobility solution for healthcare
• Healthcare reform driving new growth opportunities
• Value of Big Data in healthcare on horizon
• Modern architecture
• Highly differentiated NLU approach
• Validation from new strategic partnerships
Collaborative Intelligence for Health
– © 2012 MModal IP LLC, All rights reserved. – Confidential Information

Appendix

Three Months Ended
Sept. 30, 2011 Sept. 30, 2010
Net income attributable to MModal Inc. $20,553 $ 5,871
Net income attributable to non-controlling interest
361 2,737
Discontinued operations - (155)
Income tax provision (benefit)
(19,226) 229
Interest expense, net 7,081 4,663
Other (income) expense
4,033 (482)
Realized gain on settlement of foreign currencies 93 -
Depreciation and amortization
9,219 9,125
Acquisition and restructuring charges 6,251 1,797
Cost of legal proceedings, settlements and
accommodations
44 633
Share-based compensation and other non-cash awards 1,360 164
Equity in income of affiliated company - (70)
Adjusted EBITDA $29,769 $24,512
Adjusted EBITDA as a percentage of net revenues 27.6% 21.7%
Non-GAAP Reconciliation
(Dollars in thousands)
Reconciliation of Net Income to Adjusted EBITDA (Unaudited)

Nine Months Ended
Sept. 30, 2011
Net income attributable to MModal Inc. $ 35,000
Net income attributable to non-controlling interest
2,138
Discontinued operations -
Income tax provision (benefit)
(17,196)
Interest expense, net 21,079
Other (income) expense
2,560
Realized gain on settlement of foreign currencies 627
Depreciation and amortization
26,516
Acquisition and restructuring charges 17,520
Cost of legal proceedings, settlements and
accommodations
(6,888)
Share-based compensation and other non-cash awards 2,681
Equity in income of affiliated company -
Adjusted EBITDA $84,037
Adjusted EBITDA as a percentage of net revenues 25.6%
Non-GAAP Reconciliation
(Dollars in thousands)
Reconciliation of Net Income to Adjusted EBITDA (Unaudited)

Three Months Ended
June 30, 2011 March 31, 2011
Net income attributable to MModal Inc.
$5,135 $9,312
Net income attributable to non-controlling interest
271 1,506
Income tax provision (benefit)
886 1,144
Interest expense, net
6,961 7,037
Other (income) expense
(530) (943)
Realized gain on settlement of foreign currencies
377 157
Depreciation and amortization
8,879 8,418
Acquisition and restructuring charges 4,391 6,878
Cost (benefit) of legal proceedings, settlements and
accommodations
581 (7,513)
Share-based compensation and other non-cash awards 611 710
Adjusted EBITDA $27,562 $26,706
Adjusted EBITDA as a percentage of net revenues 25.4% 24.0%
Non-GAAP Reconciliation
(Dollars in thousands)
Reconciliation of Net Income to Adjusted EBITDA (Unaudited)

Three Months Ended
Sept. 30, 2011 Sept. 30, 2010
Adjusted EBITDA
$29,769 $24,512
Consolidated interest expense
(7,081) (4,663)
Non-cash interest 774 1,482
Capital expenditures
(5,959) (2,907)
Tax (provision) benefit
19,226 (229)
Deferred tax provision (benefit) (19,933) 964
Free Cash Flow $16,796 $19,159
Adjusted Net Income (Unaudited)
Adjusted EBITDA $29,769 $24,512
Less: Amortization (excluding acquired intangibles) 4,116 4,894
Cash interest (total expenses less non-cash) 6,307 3,181
Current tax provision (benefit) 707 (735)
Adjusted Net Income $18,639 $17,172
Adjusted Net Income per share:
Basic $0.35 $0.34
Diluted $0.34 $0.26
Non-GAAP Reconciliation
(Dollars in thousands)
Free Cash Flow (Unaudited)

Three Months Ended
June 30, 2011 March 31, 2011
Adjusted EBITDA
$27,562 $26,706
Consolidated interest expense (6,961) (7,037)
Non-cash interest
831 858
Capital expenditures (4,360) (6,688)
Tax provision (benefit)
(886) (1,144)
Deferred tax provision (benefit) 159 546
Free Cash Flow $16,345 $13,241
Adjusted Net Income (Unaudited)
Adjusted EBITDA $27,562 $26,706
Less: Amortization (excluding acquired intangibles) 4,362 3,903
Cash interest (total expenses less non-cash) 6,130 6,179
Current tax provision 727 598
Adjusted Net Income $16,343 $16,026
Adjusted Net Income per share:
Basic $0.32 $0.31
Diluted $0.31 $0.30
(Dollars in thousands)
Free Cash Flow (Unaudited)
Non-GAAP Reconciliation

Nine Months Ended
Sept. 30, 2011
Adjusted EBITDA $84,037
Less: Amortization (excluding acquired intangibles) 12,381
Cash interest (total expenses less non-cash) 18,616
Current tax provision 2,032
Adjusted Net Income $51,008
Adjusted Net Income per share:
Basic $0.99
Diluted $0.96
(Dollars in thousands)
Adjusted Net Income (Unaudited)
Non-GAAP Reconciliation

Three Months Ended
Sept. 30, 2011 Sept. 30, 2010
MModal Inc. Shares
Basic outstanding 51,195 35,158
Effect of dilutive options 1,283 13,963
Diluted shares 52,478 49,121
Proforma impact of fully dilutive shares
(1)
Basic 1,814 15,775
Diluted 2,023 16,005
Proforma Shares
Basic 53,009 50,933
Diluted 54,501 65,126
(1) Fully dilutive shares includes common stock equivalents which consists of stock options, restricted stock issuable to certain key employees,  shares issued to former principal stockholders, shares issued to former principal stockholders and shares issued in our initial public offering, our private exchange offer, our public exchange offer and our short-form merger with MedQuist Inc.
Non-GAAP Reconciliation

Three Months Ended
June 30, 2011 March 31, 2011
MModal Inc. Shares
Basic outstanding 49,168 40,933
Effect of dilutive options 1,391 1,047
Diluted shares 50,559 41,980
Proforma impact of fully dilutive shares
(1)
Basic 1,929 10,683
Diluted 2,176 10,913
Proforma Shares
Basic 51,097 51,616
Diluted 52,735 52,893
(1) Fully dilutive shares includes common stock equivalents which consists of stock options, restricted stock issuable to certain key employees, shares issued to former principal stockholders, shares issued to former principal stockholders and shares issued in our initial public offering, our private exchange offer, our public exchange offer and our short-form merger with MedQuist Inc.
Non-GAAP Reconciliation

Non-GAAP Financial Definitions
Non-GAAP Financial Measures
We have provided the Company's Adjusted EBITDA and Adjusted Net Income, each a non-GAAP financial measure, on a forward-looking basis in this document. We are unable to present a quantitative reconciliation of these forward-looking non-GAAP financial measures to the most directly comparable forward-looking GAAP financial measure because management cannot predict, with sufficient reliability, contingencies relating to potential changes in tax valuation allowances, potential changes to customer accommodation accruals, potential restructuring impacts, contingencies related to past and future acquisitions, and changes in fair values of our derivative instruments, all of which are difficult to estimate primarily due to dependencies on future events.
Adjusted Net Income
Adjusted Net Income, a non-GAAP financial measure, is defined by the Company as Adjusted EBITDA less amortization expense for capitalized intangible assets (excluding acquired intangibles), less interest expense (net of non-cash interest), and less current tax provision. We measure
Adjusted Net Income based on Proforma Shares Outstanding (see below). Management believes that utilization of Adjusted Net Income is an important non-GAAP financial measure of our normalized operating results.
Proforma Shares Outstanding
For purposes of evaluating our results on per-share metrics, many of our computations utilize proforma share computations.  Our measure of proforma shares includes our Basic and Diluted share computations utilized for GAAP purposes, plus our estimate of the impacts of common stock equivalents which consist of stock options, restrictive stock issuable to certain key employees, shares issued to former principal stockholder shares issued to former principal stockholders and shares issued in our initial public offering, our private exchange offer, our public exchange offer and our short-form merger with MedQuist Inc..
Free Cash Flow
Free Cash Flow, a non-GAAP financial measure, is defined by the Company as Adjusted EBITDA less consolidated interest expense (net of non-
cash interest), less capital expenditures (including capitalized software development costs), and less current tax provision (net of deferred tax provision).  Management believes that utilization of Free Cash Flow is an important non-GAAP measure of the Company’s ability to convert operating results into cash.
Total Billed Equivalent Line Counts
Total billed equivalent line counts is defined by the Company as the number of lines and line equivalents billed for the period, as defined by a customer’s contract, and includes volume transcribed or edited on the Company’s transcription platforms, as well as technology volume (speech recognition).

Adjusted EBITDA
Adjusted EBITDA is a metric used by management to measure operating performance. Adjusted EBITDA is defined as net income attributable to
MModal Inc., as applicable, plus net income attributable to noncontrolling interests, income taxes, net interest expense, depreciation and amortization, cost (benefit) of legal proceedings, settlements, and accommodations, acquisition and restructuring charges, discontinued operations, equity in income of affiliated company, share-based compensation and other non-cash awards, realized gain on settlement of foreign currency hedges, excluding other (income) expense. The realized gain on settlement of foreign currency hedges is a component of other (income) expense, as reported in the Consolidated Statements of Operations. Share-based compensation and other non-cash awards represents only the portion of such expense that is a component of selling, general and administrative expense, as reported in the Consolidated Statements of Operations, as it excludes such expense attributable to the Company’s restructuring actions.
We present Adjusted EBITDA as a supplemental performance measure because we believe it facilitates operating performance comparisons from period to period and company to company by backing out the following:
• potential differences caused by variations in capital structures (affecting interest expense, net), tax positions (such as the impact on periods or companies for changes in effective tax rates), the age and book depreciation of fixed assets (affecting depreciation expense);
• the impact of non-cash charges; and
• the impact of acquisition and integration related charges, restructuring charges, and certain unusual or nonrecurring items.
Because Adjusted EBITDA facilitates internal comparisons of operating performance on a more consistent basis, we also use Adjusted EBITDA in measuring our performance relative to that of our competitors. Adjusted EBITDA is not a measurement of our financial performance under GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with
GAAP or as an alternative to cash flow from operating activities as measures of our profitability or liquidity. We understand that although Adjusted
EBITDA is frequently used by securities analysts, lenders and others in their evaluation of companies, Adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are:
• Adjusted EBITDA does not reflect our cash expenditures or future requirements for capital expenditures or contractual commitments;
• Adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs;
• Although depreciation is a non-cash charge, the assets being depreciated will often have to be replaced in the future, and Adjusted EBITDA does not reflect any cash requirements for such replacements; and
• Other companies in our industry may calculate Adjusted EBITDA differently than we do, limiting its usefulness as a comparative measure.
Non-GAAP Financial Definitions